UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2021. At the Annual Meeting, three proposals, which are described in detail in the Company’s definitive proxy statement, dated April 23, 2021 for the Annual Meeting (the “Proxy Statement”), were submitted to a vote of the stockholders. At the Annual Meeting, stockholders (i) elected the eight director nominees named in the Proxy Statement; (ii) ratified the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for fiscal year 2021; and (iii) approved the Company’s named executive officer compensation, on a non-binding advisory basis.

The total number of shares entitled to vote and represented by presence or by proxy was equal to 85.23% of the total shares issued and outstanding as of the April 20, 2021 record date, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results of the vote for each proposal were as follows:

Proposal 1

Each individual listed below was elected to serve on the Board until the 2022 annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

	For	Withheld	Broker Non-Vote
Thomas D. Brisbin	8,302,122	931,964	1,426,612
Steven A. Cohen	7,346,821	1,887,265	1,426,612
Debra G. Coy	8,935,825	298,261	1,426,612
Raymond W. Holdsworth	8,905,916	328,170	1,426,612
Douglas J. McEachern	8,906,383	327,703	1,426,612
Dennis V. McGinn	8,167,337	1,066,749	1,426,612
Keith W. Renken	8,895,026	339,060	1,426,612
Mohammad Shahidehpour	7,592,706	1,641,380	1,426,612

Proposal 2

Ratification of the Board’s appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

For	Against	Abstain
10,648,389	10,784	1,525

Proposal 3

Approval, on a non-binding advisory basis, of the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
7,794,668	1,400,764	38,654	1,426,612

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: June 11, 2021	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Financial Officer

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